                                                                  EXHIBIT 10.18



         AMENDMENT AND RESTATEMENT dated as of December 31, 1998 (this "Amendment"), to the Credit Agreement dated as of December 3, 1997, as amended by Amendment No.1 dated as of December 31, 1997 (the "Credit Agreement"), among PHARMERICA, INC., a Delaware corporation formerly known as Capstone Pharmacy Services, Inc. (the "Borrower"), the LENDERS party thereto, CIBC OPPENHEIMER CORP., as Syndication Agent, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Documentation Agent, and THE CHASE MANHATTAN BANK, as Administrative Agent (in such capacity, the "Administrative Agent").

         The Borrower has requested that the Credit Agreement be amended and restated to read in its entirety as set forth in the Credit Agreement, with the exceptions specified below.

         The Required Lenders are willing, on the terms and subject to the conditions set forth herein, so to amend and restate the Credit Agreement.

         In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

         SECTION 1. Definitions: References. Unless otherwise defined herein, capitalized terms shall have the meaning assigned to such terms in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference, and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement, and any reference to "the Credit Agreement" shall from and after the Restatement Effective Date (as defined in Section 14 below) refer to the Credit Agreement as amended and restated hereby.

         SECTION 2. Amendments to Section 1.01 (Defined Terms).

                  (a) The definition of the term "Acquired EBITDA" set forth in
Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "Acquired EBITDA" shall mean, with respect to any
                  Acquired Entity or Business or any Sold Entity or Business for any period, the sum of the amounts for such period of net income or loss of such Acquired Entity or Business or Sold Entity or Business determined on a consolidated basis in accordance with GAAP, plus, without duplication and to the extent deducted from revenues in determining such consolidated net income or loss, the sum of (a) the aggregate amount of interest expense, both expensed and capitalized (including the interest component in respect of Capital Lease Obligations), accrued or paid during such period, in each case as determined on a consolidated basis in accordance with GAAP) the aggregate amount of income tax expense for such period and (c) all amounts attributable to depreciation and amortization for such period, and minus, without duplication, all interest income for such period, all as determined on a consolidated basis with respect to such Acquired Entity or Business or Sold Entity or Business in accordance with GAAP; provided that Acquired EBITDA shall include an adjustment on a pro forma basis to reflect identifiable net cost savings as agreed to by the Administrative Agent and the Borrower.

                  (b) The definition of the term "Adjusted Consolidated EBITDA" set forth in Section 1.01 of the Credit Agreement is hereby amended by adding at the end thereof the following sentence:

                  Notwithstanding the foregoing, for purposes of determining Adjusted Consolidated EBITDA for the periods ending December 31, 1998, March 31, 1999, and June 30, 1999, Adjusted
                  Consolidated EBITDA for the quarters ending March 31, 1998, June 30, 1998, and September 30, 1998, shall be deemed to be $41,225,000, $42,004,000 and $29,411,000, respectively.

                  (c) The definition of the term "Applicable Rate" set forth in
Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "Applicable Rate" means, for any day, with respect to
                  any Loan or with respect to the facility fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "Eurodollar Spread", "ABR Spread" or "Facility Fee Rate", as applicable, based upon the Adjusted Leverage Ratio as of the most recent determination date; provided that until the delivery to the Administrative Agent, pursuant to Section 5.01(a), of the Borrower's consolidated financial statements for the Borrower's fiscal year ending December 31, 1998, the "Applicable Rate" shall be deemed to be in Category 3:


   =============================================================================
                                          EURODOLLAR        ABR         FACILITY
    ADJUSTED LEVERAGE RATIO:                SPREAD         SPREAD       FEE RATE
   -----------------------------------------------------------------------------
              Category 1
    Greater than 5.00 to 1.00               2.500%         1.500%        0.500%
              Category 2
    Greater than 4.50 to 1.00 but
    less than or equal to 5.00 to 1.00      2.000%         1.000%        0.500%
              Category 3
    Greater than 4.00 to 1.00 but
    less than or equal to 4.50 to 1.00      1.500%         0.500%        0.500%
              Category 4
    Greater than 3.50 to 1.00 but
    less than or equal to 4.00 to 1.00      1.000%         0.000%        0.500%
   -----------------------------------------------------------------------------

    ============================================================================
                                          EURODOLLAR         ABR        FACILITY
        ADJUSTED LEVERAGE RATIO:            SPREAD         SPREAD       FEE RATE
    ----------------------------------------------------------------------------
                Category 5
    Greater than 3.00 to 1.00 but
    less than or equal to 3.50 to 1.00      0.625%         0.000%        0.375%
                Category 6
    Less than or equal to 3.00 to 1.00      0.450%         0.000%        0.300%
    ============================================================================

         Each change in the Applicable Rate resulting from a change in the Adjusted Leverage Ratio shall be effective with respect to all Loans and Commitments outstanding on and after the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 5.01(a) or (b)) indicating such change until the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change. Notwithstanding the foregoing, at any time after the occurrence and during the continuance of an Event of Default, the Adjusted Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Applicable Rate.

                  (d) The definition of the term "Consolidated EBITDA" set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Consolidated EBITDA" means, for any period, Consolidated Net Income for such period, plus, without duplication and to the extent deducted from revenues in determining Consolidated Net Income, the sum of (a) the aggregate amount of Consolidated Interest Expense for such period, (b)) the aggregate amount of income tax expense for such period, (c) all amounts attributable to depreciation and amortization for such period and (d) non-cash restructuring charges taken in such period, and minus, without duplication, (i) all interest income for such period and (ii) all cash expenditures during such period in respect of non-cash restructuring charges taken in one or more prior periods, all as determined on a consolidated basis with respect to the Borrower and the Subsidiaries in accordance with GAAP. Notwithstanding the foregoing, for purposes of determining Consolidated EBITDA for the periods ending December 31, 1998, March 31, 1999, and June 30, 1999, Consolidated EBITDA for the quarters ending March 31, 1998, June 30, 1998, and September 30, 1998, shall be deemed to be $36,347,000, $37,358,000 and $27,880,000, respectively.

                  (e) The definition of the term "Loan Documents" is hereby amended by inserting immediately after the words "Guarantee Agreement" set forth therein the words ", the Pledge Agreement".

                  (f) Section 1.01 of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order therein the following:

                           "Adjusted Senior Debt Leverage Ratio" means, on any
                  date, the ratio of (a) Senior Debt as of such date to (b) Adjusted Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower most recently ended as of such date, all as determined as a consolidated basis in accordance with GAAP.

                           "Pledge Agreement" means the Pledge Agreement,
                  substantially in the form of Exhibit G, between the Borrower and the subsidiary pledgors named therein and the Administrative Agent for the benefit of the Secured Parties (as defined therein).

                           "Senior Debt" means, as of any date of determination,
                  the aggregate principal amount of Total Debt on such date less the aggregate principal amount of all Subordinated Notes outstanding on such date.

         SECTION 3. Amendment to Section 2.10 (Interest).

                  (a) Section 2.10(a) of the Credit Agreement is hereby amended by inserting immediately after the words "Alternate Base Rate" set forth in the second line thereof the words "plus the Applicable Rate".

                  (b) Section 2.10(c) of the Credit Agreement is hereby amended by deleting the words "Alternate Base Rate" in the last line thereof and substituting therefor the words "rate otherwise applicable to ABR Loans as provided in Section 2.10(a)".

         SECTION 4. Amendment to Article III (Representations and Warranties).
Article III of the Credit Agreement is hereby amended by adding thereto a new
Section 3.13 thereof as follows:

                           SECTION 3.13. Year 2000. Any reprogramming required
                  to permit the proper functioning, in and following the year 2000, of (a) the computer systems of the Borrower and its Subsidiaries and (b) equipment containing embedded microchips (including systems and equipment supplied by others or with which the Borrower's systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by June 30, 1999. The cost to the Borrower and its Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrower and its Subsidiaries (including reprogramming errors and the failure of others' systems or equipment) will not result in a Default or a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Borrower and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit the Borrower to conduct its businesses without Default or Material Adverse Effect.

         SECTION 5. Amendment to Section 4.02 (Conditions to Each Credit Event).
Section 4.02(a) of the Credit Agreement is hereby amended by inserting immediately after the words "this Agreement" set forth therein the words "and the Pledge Agreement".

         SECTION 6. Amendment to Section 5.01 (Financial Statements and Other Information). Section 5.01(c) of the Credit Agreement is hereby amended by deleting the words "and 6.11" set forth in clause (ii) thereof and substituting therefor the words ", 6.11 and 6.13".

         SECTION 7. Amendment to Section 5.09 (Additional Subsidiaries).
Section 5.09 of the Credit Agreement is hereby amended by adding at the end thereof the following:

                           (c) If any additional Subsidiary is formed or
                  acquired after the date hereof, the Borrower will notify the Administrative Agent and the Lenders thereof and the Borrower shall pledge, or shall cause to be pledged, within 10 Business Days of the formation or acquisition thereof, pursuant to the Pledge Agreement, all the capital stock or other equity interests of such Subsidiary owned directly or indirectly by or on behalf of the Borrower; provided, however, that (i) neither the Borrower nor any Subsidiary shall be required to pledge more than 65% of the voting stock of any Subsidiary organized outside the United States or the District of Columbia (a "Foreign Subsidiary") and (ii) no Foreign Subsidiary shall be required to become a party to the Pledge Agreement, in each case to the extent to do so would cause adverse tax consequences to the Borrower.

         SECTION 8. Amendment to Section 6.09 (Adjusted Leverage Ratio).
Section 6.09 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           SECTION 6.09. Adjusted Leverage Ratio. The Borrower
                  will not permit the ratio of (a) Total Debt as of the end of any four-fiscal-quarter period ending on any date or during any period set forth below to (b) Adjusted Consolidated EBITDA for such four-fiscal-quarter period to be in excess of the ratio set forth below opposite such date or period:



            DATE OR PERIOD                             RATIO
            --------------                             -----
      December 31, 1998                             4.50 to 1.00

      March 31, 1999                                5.00 to 1.00

      June 30, 1999 through and                     5.50 to 1.00
      including September 30, 1999

      December 31, 1999                             5.00 to 1.00

      March 31, 2000                                4.75 to 1.00

      June 30, 2000                                 4.50 to 1.00

      Thereafter                                    4.00 to 1.00


         SECTION 9. Amendment to Article VI. Article VI of the Credit Agreement is hereby further amended by adding thereto a new Section 6.13 thereof as follows:

                           SECTION 6.13. Adjusted Senior Debt Leverage Ratio.
                  The Borrower will not permit the ratio of (a) Senior Debt as of the end of any four-fiscal-quarter period ending on any date or during any period set forth below to (b) Adjusted Consolidated EBITDA for such four-fiscal-quarter period to be in excess of the ratio set forth below opposite such date or period:


            DATE OR PERIOD                             RATIO
            --------------                             -----
      December 31, 1998 through                     2.50 to 1.00
      and including September 30,
      1999

      December 31, 1999                             2.25 to 1.00

      Thereafter                                    2.00 to 1.00

         SECTION 10. Amendment to Article VII (Events of Default). Clause (e) of
Article VII of the Credit Agreement is hereby amended as follows: (a) by inserting immediately after the words "the Borrower" in the first line thereof the words "or any Subsidiary"; and (b) by deleting the words "this Agreement" set forth in the second line thereof and substituting therefor the words "any Loan Document".

         SECTION 11. Restatement of Schedule 2.01. Schedule 2.01 to the Credit Agreement is hereby amended and restated in the form attached as Schedule 2.01 hereto.

         SECTION 12. Addition of Exhibit G. The Credit Agreement is hereby amended by adding thereto a new Exhibit G, a form of which is attached as Exhibit G hereto.

         SECTION 13. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and each of the Lenders that:

                  (a) After giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement and the Pledge Agreement are true and correct in all material respects with the same effect as if made on the date hereof; except to the extent such representations and warranties expressly relate to an earlier date.

                  (b) After giving effect to this Amendment no Event of Default or Default has occurred and is continuing.

         SECTION 14. Conditions to Effectiveness. This Amendment shall become effective as of the date first written above (the "Restatement Effective Date") on the date on which each of the following conditions precedent is satisfied:

                  (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, the Guarantors and the Required Lenders; and

                  (b) the Administrative Agent shall have received from the Borrower for the account of each Lender that shall have executed and delivered a counterpart of this Amendment to the Administrative Agent by 5.00 p.m., New York City time, on Wednesday, December 30, 1998, a fee equal to 0.25% of such Lender's Commitment (as set forth on Schedule 2.01 attached hereto).

         SECTION 15. Pledge Agreement. The Borrower covenants and agrees with the Administrative Agent and each of the Lenders that as soon as practicable, but in no event later than 30 days after the Restatement Effective Date, the Borrower shall provide to the Administrative Agent:

                  (a) a copy of the Pledge Agreement signed on behalf of the Borrower and each Subsidiary to be a pledgor thereunder;

                  (b) stock certificates representing all the outstanding shares of capital stock of each Subsidiary owned directly or indirectly by or on behalf of the Borrower and stock powers endorsed in blank with respect thereto; and

                  (c) one or more opinions of counsel to the Borrower and/or the Subsidiaries as to the Pledge Agreement and the transactions contemplated thereby, in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

Failure by the Borrower to comply with this Section 15 within the time period provided herein shall constitute an immediate Event of Default under the Credit Agreement.

         SECTION 16. Credit Agreement. Except as specifically provided herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. This Amendment shall constitute a Loan Document for all purposes under the Credit Agreement.

         SECTION 17. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 18. Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

         SECTION 19. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                   PHARMERICA, INC.,

                                   By:
                                      ------------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                         ---------------------------------------

                                   THE CHASE MANHATTAN BANK, individually,
                                   as Book Manager and as Administrative Agent,

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   CIBC INC.,

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   CIBC OPPENHEIMER CORP, as Syndication
                                   Agent,

                                   By:
                                      ------------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                         ---------------------------------------

                                   BANK OF AMERICA NATIONAL TRUST AND
                                   SAVINGS ASSOCIATION, individually and as
                                   Documentation Agent,

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   NATIONSBANK, N.A,.

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                    BANK OF MONTREAL,

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    BARNETT BANK, N.A., TAMPA,

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    THE FIRST NATIONAL BANK OF CHICAGO,

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    BANK OF TOKYO-MITSUBISHI TRUST
                                    COMPANY,

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    PARIBAS,

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    By:
                                       -----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                          --------------------------------------

                                    THE BANK OF NEW YORK,

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------

                                    FIRST UNION NATIONAL BANK,

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    FLEET NATIONAL BANK,

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    CREDIT LYONNAIS, NEW YORK BRANCH,

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    COOPERATIEVE CENTRALERAIFFEISEN-
                                    BOERENLEEENBANK B.A. RABOBANK
                                    NEDERLAND, NEW YORK BRANCH,

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    SUNTRUST BANK, CENTRAL FLORIDA, N.A.,

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------

                                    AMSOUTH BANK OF ALABAMA,

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    BANK LEUMI LE-ISREAL B.M.,

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    MICHIGAN NATIONAL BANK,

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    VIA BANQUE,

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


EACH OF THE GUARANTORS
HEREBY ACKNOWLEDGES THE
TERMS OF, AND ACCEPTS, THIS
AMENDMENT:

By:
   ----------------------------------
Name:
     --------------------------------
Title:
       ------------------------------